SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
SunTrust Banks, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PROXY
Annual Meeting of Shareholders to be Held April 17, 2007.
This Proxy is Solicited by the Board of Directors.
     The undersigned hereby appoints Mark A. Chancy and Raymond D. Fortin, and each of them, proxies with full power of substitution, to vote for the undersigned all shares of the Common Stock of SunTrust Banks, Inc. (the “Company”) that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Tuesday, April 17, 2007, at 9:30 a.m. local time, in Suite 105 on the 1st floor of SunTrust Plaza Garden Offices, 303 Peachtree Center Avenue, Atlanta, Georgia, and at any adjournments thereof, upon the matters described on the reverse hereof and in the accompanying Proxy Statement dated March 9, 2007, and upon any other business that may properly come before such Annual Meeting or any adjournments thereof.
     Pursuant to the Proxy Statement, said proxies are directed to vote as indicated on the reverse hereof, and otherwise as the Board of Directors may recommend with respect to any other business that may properly come before the meeting or at any adjournment thereof. By the execution of this Proxy, I acknowledge receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 9, 2007 and a copy of the SunTrust Banks, Inc. 2006 Annual Report.
(Continued and to be signed on the other side)

G FOLD AND DETACH HERE G

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.
DIRECTORS RECOMMEND VOTING FOR PROPOSALS 1, 2, 3 AND 5:
1.	Proposal to elect as Directors: (01) Robert M. Beall, II, (02) Jeffrey C. Crowe, (03) J. Hicks Lanier, (04) Larry L. Prince, (05) Frank S. Royal, M.D., and (06) Phail Wynn, Jr. to serve until the Annual Meeting of Shareholders in 2010, and (07) James M. Wells III to serve until the Annual Meeting of Shareholders in 2009.

☐ FOR all nominees listed above (except as indicated to the contrary).

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write his or her name on the line below:

2.	Proposal to amend the Articles of Incorporation of the Company regarding the rights and preferences of preferred stock.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Proposal to amend the Bylaws of the Company to provide that directors be elected annually.

☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for 2007.

☐ FOR ☐ AGAINST ☐ ABSTAIN
DIRECTORS RECOMMEND VOTING AGAINST PROPOSAL 4:
4.	Shareholder proposal regarding majority voting for the election of directors.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Signature(s) of Shareholder
Date _______________ , 2007
IMPORTANT: Please date and sign this Proxy exactly as your name or names appear hereon; if shares are held jointly, all joint owners must sign. An executor, administrator, trustee, guardian, or other person signing in a representative capacity, must give his or her full title. A corporation must sign in full corporate name by its president or other authorized officer. A partnership must sign in partnership name by an authorized person.

G FOLD AND DETACH HERE G
DETACH CARD                     Please detach proxy at perforation before mailing.
OR YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE.
If you are voting via the Internet or by telephone, please do not mail your proxy.

Vote By Internet Go online to http://www.computershare.com/expressvote to cast your vote.	Vote By Telephone Call toll-free using a touch-tone phone 1-800-XXX-XXXX.	Vote By Mail Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!
Your Internet or telephone vote must be received by 1:00 a.m. Central Time on April 17, 2007, to be counted in the final tabulation.
Your control number is
Vote By Internet
Have your proxy card available when you access the website http://www.computershare.com/expressvote and follow the simple instructions to record your vote.
Vote By Telephone
Have your proxy card available when you call the toll-free number 1-800-XXX-XXXX using a touch-tone telephone and follow the simple instructions to record your vote.
Vote By Mail
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: ComputerShare, XXXXXXXX.
To Change Your Vote
Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received before 1:00 a.m. Central Time, April 17, 2007, will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.

INSTRUCTIONS TO THE SUNTRUST BANKS, INC. 401(k) PLAN TRUSTEE
     The undersigned hereby directs that all shares of SunTrust Banks, Inc. Common Stock allocated to his/her account under the SunTrust Banks, Inc. 401(k) Plan be voted at the SunTrust Banks, Inc. Annual Meeting of Shareholders to be held April 17, 2007, and at any adjournment thereof, in accordance with the following instructions for the matters described herein. For any other business that may properly come before the Annual Meeting, all such shares shall be voted as the Board of Directors may recommend. This instruction is solicited by the Board of Directors. If you do not return your card, the Plan Trustee will not vote your shares.
DIRECTORS RECOMMEND VOTING FOR PROPOSALS 1, 2, 3 AND 5:
2.	Proposal to elect as Directors: (01) Robert M. Beall, II, (02) Jeffrey C. Crowe, (03) J. Hicks Lanier, (04) Larry L. Prince, (05) Frank S. Royal, M.D., and (06) Phail Wynn, Jr. to serve until the Annual Meeting of Shareholders in 2010, and (07) James M. Wells III to serve until the Annual Meeting of Shareholders in 2009.

☐ FOR all nominees listed above (except as indicated to the contrary).

☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write his or her name on the line below:

2.	Proposal to amend the Articles of Incorporation of the Company regarding the rights and preferences of preferred stock.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Proposal to amend the Bylaws of the Company to provide that directors be elected annually.

☐ FOR ☐ AGAINST ☐ ABSTAIN

6.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for 2007.

☐ FOR ☐ AGAINST ☐ ABSTAIN
DIRECTORS RECOMMEND VOTING AGAINST PROPOSAL 4:
5.	Shareholder proposal regarding majority voting for the election of directors.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 9, 2006 and access to a copy of the SunTrust Banks, Inc. 2006 Annual Report.
IMPORTANT: Please date and sign this instruction exactly as your name or names appear to the left.
Date_______________________, 2007
Signature_____________________

(Continued on the other side)

G FOLD AND DETACH HERE G

March 9, 2007
To our employee shareholders:
It is through your efforts that SunTrust can deliver on its promise of “Seeing beyond money.” You know that the dreams of every client and the demands of every transaction and project deserve your very best efforts.
As employees and as shareholders through the SunTrust 401(k) Plan, your skills and energy produce the earnings growth our shareholders expect year after year. We count on you to vote your shares on the important issues to be brought before the Annual Meeting of Shareholders to be held April 17, 2007.
The “Instructions to the Plan Trustee” card enclosed gives you the guidelines you need. Please note that the Plan Trustee can vote your shares only if you vote. Choose the method most convenient for you — by Internet, telephone or mail.
In addition, we are sending you the Proxy Statement describing the business of the 2006 Annual Meeting.
You may view an electronic copy of the SunTrust Banks, Inc. 2006 Annual Report at BENE Online. If you would like to request a hard copy of the SunTrust Banks, Inc. 2006 Annual Report, contact BENE at 800-818-2363 or use BENE Online.
Sincerely,
James M. Wells III
President and
Chief Executive Officer

DETACH CARD                     Please detach proxy at perforation before mailing.
OR YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE.
If you are voting via the Internet or by telephone, please do not mail your proxy.

Vote By Internet Go online to http://www.computershare.com/expressvote to cast your vote.	Vote By Telephone Call toll-free using a touch-tone phone 1-800-XXX-XXXX.	Vote By Mail Return your proxy in the postage-paid envelope provided.

Vote 24 hours a day, 7 days a week!
Your Internet or telephone vote must be received by 1:00 a.m. Central Time on April 17, 2007, to be counted in the final tabulation.
Your control number is
Vote By Internet
Have your proxy card available when you access the website http://www.computershare.com/expressvote and follow the simple instructions to record your vote.
Vote By Telephone
Have your proxy card available when you call the toll-free number 1-800-XXX-XXXX using a touch-tone telephone and follow the simple instructions to record your vote.
Vote By Mail
Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to: ComputerShare, XXXXXXXX.
To Change Your Vote
Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent Internet vote will change your vote. The last vote received before 1:00 a.m. Central Time, April 17, 2007, will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.
Access to the SunTrust Banks, Inc. 2006 Annual Report
You may view an electronic copy of the SunTrust Banks, Inc. 2006 Annual Report at BENE Online. If you would like to request a hard copy of the SunTrust Banks, Inc. 2006 Annual Report, contact BENE at 800-818-2363 or use BENE Online.